Exhibit 10.1



                            STOCK EXCHANGE AGREEMENT



                            Dated as of June 16, 1999


                                  by and among


                               World Callnet, Inc.
                              Paul Goodman-Simpson
                              Aaron Goodman-Simpson
                                       and
                                  Keith Goodyer

                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), dated as of June __, 1999, is entered into by and among World Callnet, Inc., a Delaware corporation ("Buyer"), Paul Goodman-Simpson, Aaron Goodman-Simpson, and Keith Goodyer (collectively referred to herein, for reference purposes only, as "Sellers," and each of them individually referred to herein, for reference purposes only, as a "Seller"). The Buyer and the Sellers are collectively referred to herein as the "Parties."

         A. The Sellers own ___ shares (the "Callnet Shares") of the capital stock (the "Callnet Stock") of Callnet Plc, a United Kingdom company (the "Target") and options to purchase Callnet Stock (the "Callnet Options"), both as set forth on Exhibit A.

         B. This Agreement contemplates a transaction (the "Acquisition") in which the Buyer will exchange with the Seller, and the Seller will exchange with the Buyer, the Callnet Shares in return for the issuance of certain shares of the common stock, par value $0.001 per share (the "WCN Common Stock"), of the Buyer. In connection with the Acquisition, Buyer will seek to enter into similar agreements with the other shareholders of Target with the objective of Buyer acquiring all or substantially all of the Callnet Stock based on a similar purchase price.

         C. Buyer will also seek to acquire the Callnet Options and all or substantially all of the other options to acquire Callnet Stock pursuant to option exchange agreements (an "Option Exchange Agreement") based on a similar exchange ratio.

         Now, therefore, in consideration of the premises and the mutual covenants and agreements herein made, and in consideration of the representations, warranties, and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   Special Definitions.

         "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

         "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

         "Financial Statements" means the unaudited financial statements of the Target as of March 31, 1999.

         "Government Entity" means any federal, state, municipal, domestic or foreign court, tribunal, administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.

         "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

         "Knowledge" means actual knowledge after reasonable investigation.

         "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes.

         "Material Adverse Effect" shall mean a material adverse effect on a Person's business, operations, properties, assets or condition (financial or otherwise).

         "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, restriction (whether on voting, sale, transfer or disposition or otherwise) or other security interest, whether imposed by agreement, understanding, law or otherwise.

         "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

          2.   Purchase and Sale of the Callnet Shares; Irrevocable Proxy.

         (a) Basic Transaction. Subject to the terms and conditions set forth in this Agreement, the Sellers hereby irrevocably sell, assign, transfer and deliver to the Buyer good and valid title to all of the Callnet Shares, free and clear of all Security Interests (other than restrictions imposed under applicable securities laws). The respective amounts of the Callnet Shares to be sold and delivered by each Seller are set forth in Exhibit A.

         (b) Purchase Price. Subject to the terms and conditions set forth in this Agreement, and in consideration of the sale, assignment, transfer and delivery of the Target Shares, the Buyer will issue __________ shares (the "WCN Shares") of WCN Common Stock (the "Purchase Price"), in the proportions set forth in Exhibit A, in exchange for the Callnet Shares. Subject to the terms and conditions set forth on this Agreement, each Callnet Share owned and held of record by each of the Sellers is hereby exchanged for forty (40) shares of WCN Common Stock.

         (c) Conditions Precedent. The Buyer's obligation to purchase the Callnet Shares from the Sellers is subject to and conditioned upon the fulfillment on or prior to the Closing (as hereafter defined) of the following conditions which may be waived in whole or in part by the Buyer: (i) the receipt of a fairness opinion from its investment banker, Houlihan Smith & Company, Inc., that states that the Acquisition is fair from a financial point of view to the Buyer and (ii) the acquisition by the Buyer of all or at least eighty percent (80%) of the Callnet Stock.

         (d) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Buyer, commencing at 2:00 p.m. local time on the first business day following the satisfaction or waiver of all conditions to the obligations of the Buyer to consummate the transactions contemplated hereby or such other date as the Buyer and the Sellers may mutually determine (the "Closing Date").

         (e) Irrevocable Proxy. This Agreement also constitutes each Seller's irrevocable proxy in favor of Buyer to vote all of the Callnet Shares in favor of the merger (the "Merger") of Target with and into the Buyer, or a wholly-owned subsidiary of the Buyer, on the same terms as the Acquisition in the event that the Buyer and the Target agree to pursue the Merger instead of the Buyer purchasing all or substantially all of the Callnet Stock and Callnet Options directly from the Callnet shareholders and Callnet optionholders. This irrevocable proxy is acknowledged and deemed to be coupled with an interest and shall be irrevocable until the earlier of three months from the date hereof or the Buyer acquiring the Callnet Shares.

         (f) Deliveries. At the Closing, (i) the Sellers will deliver to the Buyer stock certificates representing all of their Callnet Shares, endorsed in blank or accompanied by duly executed assignment documents, and (ii) the Buyer will deliver to the Sellers certificates representing the whole number of shares of WCN Common Stock into which each Seller's Callnet Shares shall be exchanged as specified in Section 2(b) above.

         3. Representations and Warranties of the Sellers. The Sellers represent and warrant to the Buyer that the statements contained in this Section 3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(a)).

         (a) Authorization of Transaction. The Sellers have full power and authority to execute and deliver this Agreement and to perform their obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Sellers, enforceable in accordance with its terms and conditions. The Sellers need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Government Entity or any Person.

         (b) Callnet Shares and Options. The Sellers hold of record and own beneficially the issued and outstanding Callnet Shares as shown on Exhibit A, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. None of the Sellers are a party to any option, warrant, purchase right, or other contract or commitment that could require any of the Sellers to sell, transfer, or otherwise dispose of any capital stock of the Target (other than this Agreement) except for the Callnet Options as set forth on Exhibit A. None of the Sellers are a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Target. There are no actions, suits or proceedings pending or threatened involving the ownership by the Sellers of the Callnet Shares or the Sellers' Callnet Options.

         (c) Investment Representations. The Seller certifies that he is not a U.S. person, as defined in Rule 902 of the Securities Act of 1933, as amended (the "Securities Act"), and is not acquiring the WCN Shares for the account or benefit of any U.S. person or he is a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act. Seller agrees to resell the WCN Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act. The Seller further acknowledges that he has been informed that the shares of WCN Shares issued or to be issued pursuant to Section 2(b) will bear a restrictive legend (as set forth in Section 3(d)) preventing transfer except in accordance with the Securities Act and applicable state securities laws and that stop transfer instructions will be given to the transfer agent for the shares of WCN Common Stock issued or to be issued pursuant to Section 2(b).

         (d) WCN Common Stock Certificates. The shares of WCN Common Stock issued pursuant to this Agreement shall bear a legend substantially in the following form: THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES ACT AND CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION. ALSO SUCH SHARES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT AND MAY BE SUBJECT TO THE LIMITATIONS AND REPORTING REQUIREMENTS OF SAID RULE UPON RESALE OR OTHER DISPOSITION THEREOF. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED.

         (e) Investment Purpose. The Seller represents and warrants that he is acquiring WCN Shares solely for his own account, for investment purposes, and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations. The Seller understands that the WCN Shares have not been registered under the Securities Act or any applicable securities laws of any state by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Seller.

         (f)  Sophistication.  The  Seller  by reason  of his own  business  and financial experience or that of those persons retained by him, who are unaffiliated with and not compensated by the Buyer or its officers, to advise him with respect to this investment. The Seller has such knowledge, sophistication and experience in business and financial matters in general and with respect to investments of a nature similar to an investment in the Buyer so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the WCN Shares, and has the capacity to protect his own interests.

         (g) Access to SEC Reports. The Seller acknowledges that he (a) has received all the information he has deemed necessary to make an informed investment decision with respect to an acquisition of the WCN Shares; (b) understands that the Buyer is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has had the opportunity to review all publicly available filings (the "SEC Reports") made by Buyer with the Securities and Exchange Commission pursuant to either the Securities Act or the Exchange Act; (c) has had the unrestricted opportunity to make such investigation as it has desired pertaining to Buyer and the acquisition of an interest therein and to verify the information that is, and has been, available to it; and (d) has had the opportunity to ask questions to the Buyer, and representatives of the Buyer concerning the Buyer.

         4. Representation and Warranty of the Buyer. The Buyer will not register any transfer of the WCN Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; provided, however, that if the securities are in bearer form or foreign law prevents the Buyer from refusing to register securities transfers, other reasonable procedures will be implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

         5. Representations and Warranties Concerning the Target. The Sellers represent and warrant to the Buyer that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 5).

         (a) Organization, Qualification, and Corporate Power. The Target is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Target has, and upon consummation of the purchase and sale of the Callnet Shares contemplated hereby, the Target will have full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is presently engaged and to own and use the properties owned and used by it, and except for those licenses, permits and authorizations, the failure of which to obtain would not have a Material Adverse Effect on the Target. The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the Target are correct and complete. The Target is not in default under or in violation of any provision of its charter or bylaws (Memorandum and Articles of Association) the result of which could have a Material Adverse Effect on the Target.

         (b) Authorization of Transaction. The Target has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable in accordance with its terms and conditions. The Target need not give notice to, make any filing with, or obtain any authorization, consent, or approval of any government or Government Entity (including any approvals under the laws or regulations of the United Kingdom) in order to consummate the transactions contemplated by this Agreement.

         (c) Capitalization. The entire authorized, issued and outstanding capital stock of the Target, all outstanding securities convertible into or exchangeable or exercisable for shares of capital stock of the Target, including Callnet Options, and all rights, agreements or other commitments of the Target to issue, transfer or sell its capital stock is as set forth in Schedule 5(c) hereto. All of the issued and outstanding Callnet Shares have been duly authorized, and are validly issued, fully paid, and nonassessable and none of such shares have been issued in violation of the preemptive rights of any Person. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Target.

         (d) Brokers' Fees. Neither the Target nor the Buyer has Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the Acquisition, including the transaction with the Buyer contemplated by this Agreement.

         (e) Title to Assets. The Target has good and indefeasible title to, or a valid leasehold interest in, the properties and assets used by it, real, personal and mixed, tangible and intangible, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business for full and fair value since the date of the latest balance sheet.

         (f) Subsidiaries. The Target does not have any Subsidiaries, and the Target does not control directly or indirectly any corporation, partnership, trust, or other business association. The only direct or indirect equity investment that Target holds is in the Buyer.

         (g) Absence of Certain Changes. Since March 31, 1999, there has not been any event or occurrence which could result in a Material Adverse Effect on the Target. Neither has there been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Target.

         (h) Undisclosed Liabilities. The Target has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Target giving rise to any Liability), except for (i) Liabilities set forth on the face of the Financial Statements (rather than in any notes thereto) and (ii) Liabilities which have arisen after the most recent Financial Statements in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law), none of which, either individually or in the aggregate, could have a Material Adverse Effect on the Target.

         (i) Legal Compliance. The Target (i) has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), (ii) to the Knowledge of the Sellers, has no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice filed or commenced against any of them alleging any failure so to comply, and (iii) is not subject to or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any Government Entity that could have a Material Adverse Effect on the Target.

         (j)      Tax Matters.

                  (i) The Financial Statements make full provision or reserve for all taxation (including deferred taxation) which is liable to be or could be assessed on the Target, or for which it may be accountable, in respect of the period covered.

                  (ii) All returns, computations and payment which should be, or should have been, made by the Target for any taxation purpose have been made within the requisite periods and are up to date, correct and on a proper basis and none of them is, or is likely to be, the subject of any dispute with the Inland Revenue or other taxation authorities.

                  (iii) The Target has duly deducted and accounted for all amounts which it has been obliged to deduct in respect of taxation and, in particular, has properly operated the PAYE system, by deducting tax, as required by law, from all payments made, or treated as made, to its employees or former employees, and accounting to the Inland Revenue for all tax so deducted and for all tax chargeable on benefits provided for its employee or former employees.

         (k)      Intellectual Property.

                  (i) The Target owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property used in the operation of the businesses of the Target as presently conducted. Each item of Intellectual Property owned or used by the Target immediately prior to the Closing hereunder will be owned or available for use by the Target on identical terms and conditions immediately subsequent to the Closing hereunder. The Target has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

                  (ii) The Target has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Target has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Target must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Sellers, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Target.

                  (iii) The Sellers have delivered to the Buyer correct and complete copies of all patents, registrations, applications, licenses, agreements, and permissions (as amended to date) (the "Patents") and have made available to the Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item.

                  (iv) With respect to each Patent owned or used by the Target in the operation of the businesses of the Target as presently conducted:

                           (A) the Target possesses all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

                           (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                           (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of the Sellers is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                           (D) the  Target  has never  agreed to  indemnify  any
                  Person  for  or  against   any   interference,   infringement,
                  misappropriation, or other conflict with respect to the item.

                  (v) The  Sellers  have  delivered  to the  Buyer  correct  and complete copies of all licenses, sublicenses, agreements, and permissions (as amended to date) for Intellectual Property that any third party owns and that the Target uses pursuant to such licenses (the "Licenses"). With respect to each item of Intellectual Property which use is subject to a License:

                           (A) the license, sublicense, agreement, or permission
                  covering the item is legal, valid, binding, enforceable, and in full force and effect;

                           (B) the license, sublicense, agreement, or permission
                  will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing;

                           (C) no party to the license,  sublicense,  agreement,
                  or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                           (D) no party to the license,  sublicense,  agreement,
                  or permission has repudiated any provision thereof;

                           (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

                           (F) the underlying item of  Intellectual  Property is
                  not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                           (G) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of the Sellers, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

                           (H) the  Target has not  granted  any  sublicense  or
                  similar  right  with  respect  to  the  license,   sublicense,
                  agreement, or permission.

                  (vi) The Target will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its business as presently conducted and as presently proposed to be conducted.

                  (vii) None of the Sellers has any Knowledge of any new products, inventions, procedures, or methods that any competitors or other third parties have developed which reasonably could be expected to supersede or make obsolete any product or process of the Target.

                  (viii) All of the Target's personnel, including without limitation, employees, agents, consultants, contractors, and sub-contractors, who have had access to, contributed to or participated in the conception, development and/or enhancement of the Intellectual Property have executed an assignment in favor of the Target or otherwise have executed agreements containing appropriate and adequate restrictions on the disclosure, dissemination and use of the Intellectual Property.

                  (ix) The Target warrants that all of the Intellectual Property is Year 2000 compliant.

       (l) Tangible Assets. The Target owns or leases all buildings, machinery, equipment, and other tangible assets necessary for the conduct of its business as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

        (m) Litigation. The Target is neither (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge nor (ii) a party or, to the Knowledge of the Sellers and the directors and officers (and employees with responsibility for litigation matters) of the Target, threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the Sellers have any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against the Target which, if determined adversely, would have a Material Adverse Effect on the Target.

        (n) Guaranties. The Target is not a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

          (o) Certain Business Relationships with the Target. Except for the employment agreements attached hereto as Exhibit B (the "Employment Agreements"), none of the Sellers nor their Affiliates have been involved in any business arrangement or relationship with the Target within the past 12 months, and none of the Sellers or their Affiliates own any asset, tangible or intangible, which is used in the business of the Target. The transaction with Global Technology Partners will not constitute an event that terminates the Sellers' Salary Deferral Agreement. The Target is not in default of any obligation to the Sellers pursuant to the Employment Agreements or otherwise and none of the Sellers has any claim against the Target except for salary expense reimbursement and other employee benefits that have accrued and are consistent with past practices of the Target in type and amount.

          6.   Indemnification

         (a) In the event any of the Sellers breach (or in the event any third party alleges facts that, if true, would mean any of the Sellers had breached) any of their representations, warranties, or covenants contained herein, provided that the Buyer makes a written claim for indemnification against the Sellers, then the Sellers, severally, agree to indemnify the Buyer from and against any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, relating to, in the nature of, or caused by the breach (or the alleged breach) only for that portion of such claim that equals the full value of each Seller's Callnet Shares and Callnet Options.

         (b) The Sellers, severally, agree to indemnify the Buyer from and against any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any regulatory non-compliance, including but not limited to any regulatory non-compliance arising out of or relating to the manner in which the business of the Target has been conducted prior to the Closing Date or arising out of or relating to the transactions with the Buyer contemplated hereby, only for that portion of such Liability that equals the full value of each Seller's Callnet Shares and Callnet Options.

         (c) The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. The Sellers hereby agree that they will not make any claim for indemnification against the Target by reason of the fact that either of them was a director, officer, employee, or agent of the Target or was serving at the request of the Target as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw (Memorandum and Articles of Association), agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyer against the Sellers or the Target (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

          7.   Miscellaneous.

         (a) Survival of Representations and Warranties. The representations, warranties and covenants of the Parties contained in this Agreement shall survive the Closing.

         (b) Press Releases and Public Announcements. The Sellers shall not issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer.

         (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         (d) Succession and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the others. Nothing contained herein, express or implied, is intended to confer on any person other than the Parties or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer, the Target and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (h) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (i) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         (j) Specific Performance. Each of the Parties acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Parties will waive the defense in any action for specific performance, that a remedy at law would be adequate and that the Parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any court thereof having jurisdiction of such action.

         (k) Post-Closing. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including, without limitation, the execution and delivery of such further instruments and documents, including, without limitation, an Option Exchange Agreement) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.


      [Remainder of page intentionally left blank; signature page follows]

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                             SELLERS:


                                             -----------------------------------
                                             Paul Goodman-Simpson


                                             -----------------------------------
                                             Aaron Goodman-Simpson


                                             -----------------------------------
                                             Keith Goodyer


                                             -----------------------------------
                                             BUYER:

                                             WORLD CALLNET, INC.

                                             By:
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                                             Name:
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                                             Title:
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